Exhibit 99.2

The information presented herein is derived from Monster Energy Company’s proprietary, custom NielsenIQ database (and is not derived from our, or any industry participant’s, financial statements). While such information is based on data received from NielsenIQ , the results reported in this presentation may vary from those found in publicly available syndicated sources such as NielsenIQ and IRI Circana due to differing definitions of the energy drinks category and other factors. Further, Monster Energy Company has not independently verified industry data collected or provided by Nielsen and makes no representations as to its accuracy or completeness. Data provided by NielsenIQ (and other third - party sources), as well as our analysis of such data, involve a variety of assumptions and methodologies that are subject to uncertainties, and therefore you are cautioned not to give undue weight to the information contained in this presentation.

UNITED STATES SCANNER DATA Source: NielsenIQ p eriod ending 07/25/2026 TNA Energy $ % Change YA Total U.S. All Measured Channels (13 - weeks) 7.1% TOTAL NON - ALCOHOLIC (TNA) ENERGY (Total U.S. xAOC + Conv) 6.0% MEC 10.1% MONSTER - 29.1% REIGN - 1.1% NOS - 25.8% BANG - 1.4% FULL THROTTLE 1.3% RED BULL $ Share Change YA $ Share $ % Change YA U.S. Convenience & Gas (4 - weeks) 5.0% TNA ENERGY - 0.1 35.4 4.7% MEC +1.1 29.4 9.1% MONSTER - 0.8 1.7 - 28.0% REIGN - 0.1 2.3 - 1.2% NOS - 0.4 1.2 - 19.1% BANG - 0.1 0.6 - 4.2% FULL THROTTLE - 1.5 35.1 0.9% RED BULL - 0.9 7.1 - 7.2% CELSIUS +2.0 5.1 74.2% ALANI NU - 0.4 2.1 - 12.5% ROCKSTAR 0.0 3.3 +4.7% C4 +0.5 3.6 20.3% GHOST - 0.3 2.4 - 7.2% 5 - HOUR - 2.8% COFFEE + ENERGY CATEGORY +0.3 60.7 - 2.4% MEC +0.8 39.0 - 0.9% STARBUCKS

CANADA SCANNER DATA Source: NielsenIQ Total Canada All Channels 12 Weeks ending 07/11/2026 $ Share Change YA $ Share $ % Change YA Total Canada All Measured Channels 11.2% TNA Energy +0.1 39.5 11.5% MEC +1.1 35.8 14.7% Monster - 0.2 1.4 - 3.1% Reign - 0.1 0.9 - 1.2% NOS - 0.3 0.5 - 28.2% Bang - 0.4 0.4 - 48.2% Reign Storm - 0.1 0.3 - 8.6% Full Throttle

EMEA SCANNER DATA % Share Change YA € Share € % Change YA 2.2% 19.9% 20.0% BELGIUM 2.2% 27.2% 26.1% CZECH REPUBLIC 1.2% 29.7% 13.5% DENMARK 1.5% 30.3% 22.6% FRANCE 1.5% 35.6% 14.1% GREAT BRITAIN 0.8% 37.8% 3.9% GREECE 4.1% 21.2% 30.0% GERMANY 1.1% 33.6% 15.0% ITALY 3.6% 17.0% 40.7% NETHERLANDS 2.6% 40.7% 10.1% NORWAY 2.5% 23.1% 30.5% POLAND - 0.0% 33.5% 9.3% REPUBLIC OF IRELAND - 0.3% 18.1% 13.9% SOUTH AFRICA 0.8% 41.4% 15.7% SPAIN 2.9% 18.2% 26.0% SWEDEN % Change YA 2026 € Share € % Change YA 6.4% 19.2% 141.0% EGYPT 1.6% 45.0% 15.7% KENYA 0.7% 24.4% 9.0% NIGERIA Note: Egypt, Kenya and Nigeria reflect the 13 - week period ended May 26, 2026. France and Great Britain reflect the 13 - week period ended June 13, 2026. Belgium, Czech Republic, Denmark, Netherlands, Norway, Republic of Ireland, Spain, and Sweden reflect the 13 - week period ended June 14, 2026. Poland reflects the 13 - week period ended June 2026. Germany, Greece, Italy, and South Africa reflect the 13 - week period ended June 28, 2026. The data source for EMEA is Nielsen IQ. All amounts are MEC. EMEA ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH € % Value Sales Change YA Monster, Total All Measured Channels Predator/Fury, Total All Measured Channels 10.4%

ASIA PACIFIC SCANNER DATA Note: Australia reflects the 13 - week period ending June 28, 2026. New Zealand reflects the 13 - week period ending June 28, 2026. Asia Pacific country data reflects the months of April – June 2026. Japan data source is Intage ; Australia is Circana . All other is Nielsen IQ. 11 .7% $ % Change YA ASIA PACIFIC ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH $ Share Change YA $ Share $ % Change YA 16.5% TOTAL ENERGY 3.3 25.4% 34.1% MONSTER - 1.6 6.8% - 5.3% MOTHER AUSTRALIA $ Share Change YA $ Share $ % Change YA 8.6% TOTAL ENERGY 3.5 18.6% 33.7% MONSTER - 1.0 4.5% - 11.8% MOTHER - 0.6 3.9% - 5.8% LIVE+ $ Share Change YA $ Share $ % Change YA 6.0% TOTAL ENERGY 1.4 58.5% 8.7% MONSTER 0.4% REIGN STORM $ Share Change YA $ Share $ % Change YA 24.7% TOTAL ENERGY - 4.1 46.4% 14.6% MONSTER NEW ZEALAND SOUTH KOREA JAPAN Total All Measured Channels

LATIN AMERICA SCANNER DATA 23.8% $ % Change YA LATIN AMERICA ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH $ Share Change YA $ Share $ % Change YA 15.3% TOTAL ENERGY 1.1 32.0 19.2% MONSTER 0.4 6.7 22.2% PREDATOR MEXICO $ Share Change YA $ Share $ % Change YA 37.2% TOTAL ENERGY 5.8 58.1 52.4% MONSTER $ Share Change YA $ Share $ % Change YA 8.5% TOTAL ENERGY - 0.2 39.1 7.8% MONSTER CHILE ARGENTINA Total All Measured Channels $ Share Change YA $ Share $ % Change YA 32.1% TOTAL ENERGY 5.6 48.5 49.5% MONSTER BRAZIL Note: Latin America data reflects the three - months ending June 30 , 2026. All tracked markets are FX neutral. The data source for Latin America is NielsenIQ .